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                                                                   EXHIBIT 10.2


                 SECOND AMENDMENT TO SECURED TERM LOAN AGREEMENT

         THIS SECOND AMENDMENT TO SECURED TERM LOAN AGREEMENT dated as of June 6, 2003 (this "Amendment"), is by and among PLAINS RESOURCES INC., a Delaware corporation (the "Borrower"), BANK OF MONTREAL, acting through certain of its U.S. branches or agencies, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), BANK ONE, NA, as syndication agent (in such capacity, the "Syndication Agent"), WELLS FARGO BANK TEXAS, NA, as collateral agent (in such capacity, the "Collateral Agent") and documentation agent (in such capacity, the "Documentation Agent", and together with the Administrative Agent, the Syndication Agent, and the Collateral Agent, collectively, the "Agents") and the various commercial lending institutions as are or may become parties to the Loan Agreement (collectively, the "Lenders"). This Amendment amends that certain Secured Term Loan Agreement dated as of December 6, 2002, by and among the Borrower, the Agents and the Lenders, as previously amended by that certain First Amendment to Secured Term Loan Agreement, dated as of May 9, 2003, by and among the Borrower, the Agents and the Lenders (the "Loan Agreement").

                              W I T N E S S E T H:

         WHEREAS, the Borrower has requested that the Agents and the Lenders make certain amendments to the Loan Agreement and the other Loan Documents to permit the Borrower to borrow additional amounts to repurchase all amounts outstanding under the Borrower's Series D Cumulative Convertible Preferred Stock (the "Preferred Stock"); and

         WHEREAS, in order to permit the Borrower to borrow additional amounts to repurchase all amounts outstanding under the Preferred Stock and to make certain other amendments, the Lenders, the Borrower and the other parties to the Loan Agreement desire to amend the Loan Agreement in certain respects as specifically set forth herein:

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration received by each party hereto, and each intending to be legally bound hereby, the parties hereto agree as follows:

         1. Amendments to the Loan Agreement.

         (a) Section 1.1 of the Loan Agreement is hereby amended by inserting the following definition of "Additional Loans" and "Preferred Stock" in appropriate alphabetical order:

         " "Additional Loans" is defined in Section 2.7."

         " "Preferred Stock" means the shares of capital stock described on
Schedule 3 hereto."

         (b) The definitions of "Commitment Amount", "Pledged Common Units", "Stated Maturity Date" and "Total Commitment Amount" in Section 1.1 of the Loan Agreement are amended in their entirety to read as follows:

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         " "Commitment Amount" means, relative to any Lender, the amount set forth on Schedule 2 hereto or set forth in the applicable Lender Assignment Agreement, as such amount may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 10.11."

         " "Pledged Common Units" means the 5,200,000 Common Units beneficially owned by Plains Holdings II and pledged pursuant to a Pledge Agreement hereunder, as such number may be adjusted from time to time."

         " "Stated Maturity Date" means May 31, 2006."

         " "Total Commitment Amount" means, on any date, $60,000,000, as such amount may be reduced from time to time pursuant to Section 2.2."

         (c) Section 2.7 of the Loan Agreement is amended in its entirety to read as follows:

         " SECTION 2.7 Additional Loan; Termination of Commitments. In addition to the Loans first advanced under this Agreement, on or before June 30, 2003, the Borrower may request that the Lenders make Loans in an aggregate amount of $24,000,000 (the "Additional Loans") and, upon such request, the Additional Loans shall be made by the Lenders ratably in accordance with their respective Percentages; provided, however, that any Additional Loans may only be made in connection with, and on the date of, the consummation of the acquisition by the Borrower of the Preferred Stock for the sole purpose of funding the acquisition of the Preferred Stock and related expenses. No Lender shall have any further Commitment from or after the earlier to occur of (a) the date on which its Additional Loan is advanced to the Borrower or (b) June 30, 2003."

         (d) Section 3.1(b) of the Loan Agreement is amended in its entirety to read as follows:

         " (b) shall repay the original outstanding principal amount of all Loans (i) in equal installments of four million five hundred thousand dollars ($4,500,000) on February 28, 2003 and May 31, 2003, and (ii) in twelve equal installments of five million dollars ($5,000,000) on each Quarterly Payment Date beginning August 31, 2003, with the final installment payable on the Stated Maturity Date;".

         (e) Section 7.1 of the Loan Agreement is amended by adding the following Section 7.1.12 immediately after Section 7.1.11 thereof:

         " SECTION 7.1.12 Agreement to Deliver Certificate of Good Standing. The Borrower will deliver to the Administrative Agent, within thirty (30) days following June 6, 2003, certificates of the appropriate government officials of the state of organization of the Borrower as to the


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         existence and good standing of the Borrower, each dated within thirty
         (30) days prior to the date of delivery pursuant to this Section
         7.1.12."

         (f) Section 7.2.4(a) of the Loan Agreement is amended in its entirety to read as follows:

         " (a) its Consolidated Tangible Net Worth at any time to be less than the sum of (i) $65,000,000 plus (ii) fifty percent (50%) of any net income earned after December 31, 2002, plus (iii) seventy-five percent (75%) of the net proceeds of any future equity offerings by the Borrower, excluding any future asset impairment write-downs required by GAAP or SEC guidelines and hedging adjustments relating to FAS 133; and"

         (g) Section 7.2.6(a) of the Loan Agreement is amended in its entirety to read as follows:

         " (a) the Borrower will not declare, pay or make any dividend or distribution (in cash, property or obligations) on any shares of any class of capital stock (now or hereafter outstanding) of the Borrower or on any warrants, options or other rights with respect to any shares of any class of capital stock (now or hereafter outstanding) of the Borrower (other than dividends or distributions payable in its common stock or warrants to purchase its common stock or splitups or reclassifications of its stock into additional or other shares of its common stock) or apply, or permit any of its Subsidiaries to apply, any of its funds, property or assets to the purchase, redemption, sinking fund or other retirement of, or agree or permit any of its Subsidiaries to purchase or redeem, any shares of any class of capital stock (now or hereafter outstanding) of the Borrower, or warrants, options or other rights with respect to any shares of any class of capital stock (now or hereafter outstanding) of the Borrower; provided, however, that, without otherwise limiting the generality of the foregoing, the Borrower may repurchase the Preferred Stock;"

         (h) The Loan Agreement is hereby amended by attaching Schedule 2 hereto as Schedule 2 to the Loan Agreement, which schedule is made a part thereof in all respects.

         (i) The Loan Agreement is hereby amended by attaching Schedule 3 hereto as Schedule 3 to the Loan Agreement, which schedule is made a part thereof in all respects.

         2. Defined Terms. Unless otherwise defined herein, terms used herein that are defined in the Loan Agreement shall have the same meanings herein as in the Loan Agreement. In addition, it is expressly understood that the term Loan Documents as used herein or in any other Loan Document includes this Amendment and the Second Amendment to Pledge Agreement and Irrevocable Proxy made by Plains Holdings II Inc. dated as of even date herewith for all purposes, including for the purposes of Section 3.

         3. Representations and Warranties. To induce the Administrative Agent and each Lender to enter into this Amendment, the Borrower, as of the date hereof and as of the date of any Additional Loan, hereby reaffirms to the Administrative Agent and each Lender that each of


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its representations and warranties contained in Article VI of the Loan Agreement
(as amended hereby) other than Section 6.1 thereof with respect to the Borrower and in the other Loan Documents (except to the extent such representations and warranties relate solely to an earlier date) are true and correct, and additionally represents and warrants to the Administrative Agent and each Lender as follows:

         (a) The execution, delivery and performance by each Obligor of this Amendment and each other Loan Document executed or to be executed by it in connection herewith are within such Obligor's powers, have been duly authorized by all necessary action, and do not (a) violate any Obligor's Organic Documents; (b) violate any other contractual restriction, law or governmental regulation or court decree or order binding on or affecting any Obligor or its Assets; or (c) result in, or require the creation or imposition of, any Lien on any of any Obligor's properties except for Liens granted under the Loan Documents.

         (b) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other Person is required for the due execution, delivery or performance by any Obligor of this Amendment or any other Loan Document to which it is a party executed in connection herewith other than recording of Security Documents with appropriate Governmental Authorities.

         (c) This Amendment and each other Loan Document executed by each Obligor in connection herewith will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of such Obligor, enforceable in accordance with their respective terms. Without limiting the foregoing, each Security Document executed by an Obligor in connection with this Amendment constitutes the legal, valid and binding obligation of such Obligor enforceable in accordance with its respective terms, and, subject to Permitted Liens upon proper filing and recording, it will create a valid and perfected first priority security interest in the Assets of such Obligor as provided therein to the extent a first priority security interest can be perfected in such Assets by filing and recording.

         (d)  Since the date of the financial statements described in Section
              6.5 of the Loan Agreement, there has been no material adverse change in the business, condition (financial or otherwise), operations, assets, properties or prospects of the Borrower and its Subsidiaries.

         (e) As of the date hereof, no Default or Event of Default has occurred and is continuing.

         4. Reaffirmation of Loan Agreement. This Amendment shall be deemed to be an amendment to the Loan Agreement, and the Loan Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Loan Agreement herein and in any other Loan Document shall hereafter be deemed to refer to the Loan Agreement as amended hereby.


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         5. Governing Law; Entire Agreement, etc. THIS AMENDMENT SHALL BE DEEMED
TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF TEXAS. The Loan Agreement, as hereby amended, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

         6. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment affecting the validity or enforceability of such provision in any other jurisdiction.

         7. Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         8. Effectiveness. This Amendment shall become effective upon the Administrative Agent receiving the following and notice thereof shall have been given by the Administrative Agent to the Borrower and each Lender:

         (a) counterparts hereof executed on behalf of the Borrower, the Agents and each Lender (or, in the case of any party as to which an executed counterpart shall have not been received, facsimile, telegraphic, telex or other written confirmation, satisfactory to the Administrative Agent, from such party of execution of the counterpart hereof by such party);

         (b) for the account of each Lender, a Note, reflecting the increase in such Lender's Commitment Amount pursuant to this Amendment, duly executed and delivered by the Borrower;

         (c) (i) counterparts of the Second Amendment to Pledge Agreement and Irrevocable Proxy, dated the date hereof ("Second Amendment to Pledge"), executed on behalf of Plains Holdings II and the Collateral Agent (or, in the case of any party as to which an executed counterpart shall have not been received, facsimile, telegraphic, telex or other written confirmation, satisfactory to the Administrative Agent, from such party of execution of the counterpart hereof by such party); (ii) certificates representing the Pledged Common Units owned by Plains Holdings II as of the date of this Amendment, and stock powers and instruments of transfer, endorsed in blank, with respect to such certificates;
              (iii) all documents and instruments, including Uniform Commercial Code Financing Statements (Form UCC-3), required by law or reasonably requested by the Administrative Agent to be filed, registered or recorded to create or perfect the Liens intended to be created under the Pledge Agreement by Plains Holdings II, as amended by the Second Amendment to Pledge; and (iv) certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Administrative Agent, dated a date reasonably near to the date of this Amendment, listing all effective financing statements that name Plains


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              Holdings II (under its present name and any previous names) as the debtor and that are filed in the jurisdictions in which filings will be made pursuant to clause (iii) above, together with copies of such financing statements;

         (d) from each of the Borrower and Plains Holdings II, a certificate, dated the date hereof, of a duly authorized officer thereof with knowledge of the certifications and statements therein certifying that attached thereto are true, correct and complete copies of:
              (i) resolutions of its Board of Directors or other governing body then in full force and effect authorizing the execution, delivery and performance of this Amendment, the Notes and each other Loan Document to be executed by it pursuant to this Amendment; (ii) the incumbency and signatures of those of its officers authorized to act with respect to each Loan Document executed by it, upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary of the Borrower or Plains Holdings II canceling or amending such prior certificate; and (iii) all its Organic Documents;

         (e) from Plains Holdings II, certificates of the appropriate government officials of the state of organization of Plains Holdings II as to the existence and good standing of Plains Holdings II, each dated within thirty (30) days prior to the date of delivery pursuant hereto;

         (f) (i) for the account of the Administrative Agent, all fees, costs and expenses due and payable pursuant to that certain Fee Letter dated June 6, 2003 from the Administrative Agent to the Borrower, and pursuant to Section 10.3 of the Loan Agreement, if then invoiced and (ii) for the account of each Lender, all fees, costs and expenses due and payable pursuant to that certain Fee Letter dated June 6, 2003 from the Administrative Agent on behalf of each Lender to the Borrower, if then invoiced;

         (g) a legal opinion, dated the date of this Amendment and addressed to the Administrative Agent and all Lenders, from Bracewell & Patterson, L.L.P, special counsel to the Borrower, regarding the enforceability of this Amendment and related Loan Documents and the perfection of the Liens under the Security Documents, in form and substance acceptable to the Administrative Agent in its reasonable discretion; and

         (h) evidence of the contemporaneous acquisition by the Borrower of the Preferred Stock.

         9. Section Captions. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

         10. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         THE LOAN AGREEMENT, AS HEREBY AMENDED, TOGETHER WITH THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,


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CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO
UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by its officers thereunto duly authorized as of the date first above written.


                                   PLAINS RESOURCES INC.,
                                   as Borrower


                                   By: /s/ Stephen A. Thorington
                                       ----------------------------------------
                                   Name:  Stephen A. Thorington
                                   Title: Executive Vice President & CFO


                           RATIFICATION BY GUARANTORS

         Each Subsidiary Guarantor acknowledges that the Guaranty to which it is a party remains in full force and effect and under its terms guarantees the Obligations of the Borrower pursuant to the Loan Agreement as amended by this Amendment, and that such Guaranty is hereby ratified, approved and confirmed in each and every respect.

                                   PLAINS HOLDINGS INC.,
                                   as a Subsidiary Guarantor

                                   By: /s/ John T. Raymond
                                       ----------------------------------------
                                   Name:  John T. Raymond
                                   Title: President

                                   PLAINS HOLDINGS II INC.,
                                   as a Subsidiary Guarantor

                                   By: /s/ John T. Raymond
                                       ----------------------------------------
                                   Name:  John T. Raymond
                                   Title: President

                                   CALUMET FLORIDA, L.L.C.,
                                   as a Subsidiary Guarantor

                                   By: /s/ John T. Raymond
                                       ----------------------------------------
                                   Name:  John T. Raymond
                                   Title: President


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                                   BANK OF MONTREAL, acting through its U.S.
                                   branches and agencies, including initially its Chicago, Illinois branch, as Administrative Agent



                                   By: /s/James V. Ducote
                                       ----------------------------------------
                                   Name:  James V. Ducote
                                   Title: Director


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                                   BANK OF MONTREAL, as a Lender



                                   By: /s/James V. Ducote
                                       ----------------------------------------
                                   Name:  James V. Ducote
                                   Title: Director


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                                   BANK ONE, NA (MAIN OFFICE CHICAGO),
                                   as Syndication Agent and a Lender



                                   By: /s/Jeanie Gonzales
                                       ----------------------------------------
                                   Name:  Jeanie Gonzales
                                   Title: Director


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                                   WELLS FARGO BANK TEXAS, NA, as Collateral
                                   Agent, Documentation Agent and a Lender



                                   By: /s/ Paul Squires
                                       ----------------------------------------
                                   Name:  Paul Squires
                                   Title: Vice President


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